                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 1, 2006
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                             R&R ACQUISITION II, INC
             (Exact name of registrant as specified in its charter)

           Delaware                     000-51738                43-2069361
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                                47 School Avenue
                            Chatham, New Jersey 07928

                         (Address of principal executive
                           offices including zip code)

                                 (973) 635-4047

                         (Registrant's telephone number,
                              including area code)

                                      N.A.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

  [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

  [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

  [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

         Effective as of November 1, 2006, Lawrence Koehler was elected as
Director of R&R Acquisition II, Inc (the "Company"), and will sit as director until the Company's next annual meeting of stockholders and his successor is duly elected and qualified. Mr. Koehler will serve as Director along with Steven
Edelson and Nathaniel Kramer, who have previously been duly elected and qualified. Mr. Koehler, at the current time, is not a member of any committee of the board of directors of the Company.

Background of Directors and Officers:

Lawrence Koehler, 49, is Chief Financial Officer and Secretary of R&R
Acquisition II, Inc, the COO of Financial Action LLC, a financial services holding company, and serves as a consultant to Mercantile Capital Group. Over the past 5 years, Koehler has served as a Financial and business consultant to private equity funds and individual investors in the areas of mergers, acquisitions, dispositions and dissolutions, buy and sell due diligence and integration of operations, and was the CFO of Spirian Technologies, Inc. a leading provider of software solutions. Currently serving on the Board of
Directors of Professional Golf Car Corporation of Florida and Socrates Media
LLC. He is a graduate of Loyola University of Chicago, completed the Securities
Industry Institute at the Wharton School of the University of Pennsylvania and
is a Certified Public Accountant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    R&R ACQUISITION II, INC
                                                    (Registrant)

     Dated:    November 2, 2006
               ----------------
                                                    /s/  I. Steven Edelson
                                                    ----------------------------

                                                    I. Steven Edelson

                                                    Co-Chief Executive Officer